UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date or Report (Date of earliest event reported): February 25, 2004


                                   QMED, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                           0-11411               22-2468665
-----------------------------             -----------        -------------------
(State or other jurisdiction              (Commission           (IRS Employer
     of incorporation)                      File No.)        Identification No.)

    25 Christopher Way, Eatontown, New Jersey                     07724
   ------------------------------------------                   ----------
    (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (732) 544-5544



                                       N/A
          -------------------------------------------------------------
         (Former Name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition (Item 12)

         The following information is being furnished under Items 9 and 12 of Form 8-K:

         On February 25, 2004, QMed, Inc. (the "Company") issued a press release announcing the Company's results for the fiscal year ended November 30, 2003. The text of this release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements

                  None

         (b)      Pro Forma Financial Information

                  None

        (c)       Exhibits

                  99.1 Press release dated February 25, 2004 issued by QMed, Inc. regarding results for the fiscal year ended November 30, 2003.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 QMED,  INC.
                                                 (Registrant)


Date: February 26, 2004                          By: /s/ William T. Schmitt, Jr.
                                                    ----------------------------
                                                    William T. Schmitt, Jr.
                                                    Senior Vice President,
                                                    Treasurer and CFO

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